                                                                    Exhibit 99.1

                         Oil States International, Inc.
                 Additional Quarterly Segment and Operating Data
                                   (unaudited)

                                                                  Pro Forma Fiscal Year Ending December 31, 2001 (1)
                                                         --------------------------------------------------------------------------
                                                             Q1              Q2              Q3              Q4            Total
                                                         --------------------------------------------------------------------------
 Additional Well Site Services Financial Data
   ($ in thousands)
      Revenues
          Accommodations                                    $46,604         $28,881         $27,605        $32,988        $136,078
          Hydraulic Workover Services                         7,756          10,651          10,043          8,633          37,083
          Rental Tools                                        8,161           8,823           9,644          9,381          36,009
          Land Drilling                                       6,634           8,137           8,508          7,328          30,607
                                                         --------------------------------------------------------------------------
      Total Revenues                                        $69,155         $56,492         $55,800        $58,330        $239,777
                                                         ==========================================================================
      EBITDA (2)
          Accommodations                                    $14,778          $5,815          $6,551         $7,464         $34,608
          Hydraulic Workover Services                           743           2,453           2,210          1,773           7,179
          Rental Tools                                        2,406           2,927           3,203          2,847          11,383
          Land Drilling                                       1,952           2,939           3,465          2,405          10,761
                                                         --------------------------------------------------------------------------
      Total EBITDA                                          $19,879         $14,134         $15,429        $14,489         $63,931
                                                         ==========================================================================
      Operating Income
          Accommodations                                    $12,751          $3,959          $4,789         $5,490         $26,989
          Hydraulic Workover Services                           (61)          1,673           1,405            941           3,958
          Rental Tools                                        1,546           2,037           2,190          1,782           7,555
          Land Drilling                                       1,567           2,485           2,951          1,904           8,907
                                                         --------------------------------------------------------------------------
      Total Operating Income                                $15,803         $10,154         $11,335        $10,117         $47,409
                                                         ==========================================================================
 Well Site Services Supplemental Operating Data
      Accommodations Operating Statistics
          Average Mandays Served                              7,044           4,900           4,890          4,005           5,210
          Average Camps Rented
              Canadian Side-by-Side Camps                       102              18              21             22              41
              US Offshore Steel Buildings
                  (10 foot wide)                                143             160             164            114             145

      Hydraulic Workover Services Operating Statistics
          Average Units Available                                27              27              27             27              27
          Utilization                                         30.7%           39.0%           34.1%          31.1%           33.7%
          Average Day Rate ($ in thousands per day)           $10.4           $11.1           $11.9          $11.2           $11.2
          Average Daily Cash Margin
              ($ in thousands per day)                         $2.8            $4.2            $4.6           $4.3            $4.0

      Land Drilling Operating Statistics
          Average Rigs Available                                 11              12              12             12              12
          Utilization                                         94.9%           95.6%           94.9%          83.3%           92.1%
          Implied Day Rate ($ in thousands per day)            $6.9            $7.8            $8.1           $8.0            $7.7
          Implied Daily Cash Margin
              ($ in thousands per day)                         $2.2            $3.0            $3.4           $2.8            $2.9

 Offshore Products Backlog ($ in millions)                    $38.1           $53.9           $70.7          $72.4

 Tubular Services Operating Data
      Shipments (Tons in thousands)                            95.4            81.6            82.0           77.2           336.2
      Quarter end Inventory ($ in thousands)                $73,920         $76,489         $64,572        $41,882

                         Oil States International, Inc.
                 Additional Quarterly Segment and Operating Data
                                   (unaudited)


                                                                        Fiscal Year Ending December 31, 2002
                                                       ---------------------------------------------------------------------------
                                                            Q1              Q2              Q3              Q4            Total
                                                       ---------------------------------------------------------------------------
 Additional Well Site Services Financial Data
   ($ in thousands)
      Revenues
          Accommodations                                   $46,079         $28,665         $20,749        $22,146        $117,639
          Hydraulic Workover Services                        7,594           7,698           7,146          6,550          28,988
          Rental Tools                                       7,648           8,100           8,333         11,658          35,739
          Land Drilling                                      5,272           6,422           8,040          7,742          27,476
                                                       ---------------------------------------------------------------------------
      Total Revenues                                       $66,593         $50,885         $44,268        $48,096        $209,842
                                                       ===========================================================================
      EBITDA (2)
          Accommodations                                   $11,731          $3,914          $3,840         $3,991         $23,476
          Hydraulic Workover Services                          813           1,350           1,163            918           4,244
          Rental Tools                                       1,772           2,096           1,719          4,873          10,460
          Land Drilling                                        911           1,218           2,107          1,518           5,754
                                                       ---------------------------------------------------------------------------
      Total EBITDA                                         $15,227          $8,578          $8,829        $11,300         $43,934
                                                       ===========================================================================
      Operating Income
          Accommodations                                   $10,144          $2,125          $2,094         $2,266         $16,629
          Hydraulic Workover Services                           51             583             402            128           1,164
          Rental Tools                                         777           1,052             537          3,584           5,950
          Land Drilling                                        448             697           1,558            926           3,629
                                                       ---------------------------------------------------------------------------
      Total Operating Income                               $11,420          $4,457          $4,591         $6,904         $27,372
                                                       ===========================================================================
 Well Site Services Supplemental Operating Data
      Accommodations Operating Statistics
          Average Mandays Served                             5,892           4,263           3,304          3,361           4,205
          Average Camps Rented
              Canadian Side-by-Side Camps                       50               6               8             12              19
              US Offshore Steel Buildings
                   (10 foot wide)                               88              92              87            105              93

      Hydraulic Workover Services Operating Statistics
          Average Units Available                               27              27              27             27              27
          Utilization                                        27.4%           28.0%           29.9%          28.6%           28.5%
          Average Day Rate ($ in thousands per day)          $11.4           $11.2            $9.6           $9.2           $10.3
          Average Daily Cash Margin
              ($ in thousands per day)                        $3.1            $3.6            $2.9           $2.9            $3.1

      Land Drilling Operating Statistics
          Average Rigs Available                                12              12              13             14              13
          Utilization                                        71.5%           89.5%           95.0%          85.4%           85.7%
          Implied Day Rate ($ in thousands per day)           $6.8            $6.5            $7.1           $7.2            $6.9
          Implied Daily Cash Margin
              ($ in thousands per day)                        $1.4            $1.4            $2.0           $1.6            $1.6

 Offshore Products Backlog ($ in millions)                   $84.3           $98.3          $104.0         $100.1

 Tubular Services Operating Data
      Shipments (Tons in thousands)                           51.3            60.7            59.2           56.7           227.9
      Quarter end Inventory ($ in thousands)               $37,620         $38,288         $56,012        $60,367

(1) See footnote (1) on page 22 of the Company's Annual Report on Form 10K for the year ended December 31, 2002, incorporated herein by reference, for an explanation of pro forma financial information. (2) EBITDA consists of operating income plus depreciation and amortization expense. See footnote (4) on page 23 of the Company's Annual Report on Form 10K for the year December 31, 2002 for an explanation of this non-GAAP financial measure.